Calculation of Filing Fee Tables
S-1
Archimedes Tech SPAC Partners III Co.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Units, each consisting of one ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	457(a)	4,600,000	$ 10.00	$ 46,000,000.00	0.0001381	$ 6,352.60
Fees to be Paid	2	Equity	Ordinary shares included as part of the units	Other	4,600,000	$ 0.00	$ 0.00	0.0001381	$ 0.00
Fees to be Paid	3	Equity	Redeemable warrants included as part of the units, each whole warrant to acquire one ordinary share	Other	1,150,000	$ 0.00	$ 0.00	0.0001381	$ 0.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 46,000,000.00		$ 6,352.60
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 6,352.60
Offering Note
[1]	(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). (2) Represents only the additional number of securities being registered. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-292419). (5) The Registrant previously registered securities having a proposed maximum aggregate offering price of $230,000,000 on its Registration Statement on Form S-1, as amended (File No. 333-292419), which was declared effective by the Securities and Exchange Commission on January 22, 2026. In accordance with Rule 462(b) under the Securities Act, an additional number of securities having a proposed maximum offering price of $46,000,000 is hereby registered, which includes securities issuable upon the exercise of the underwriters' over-allotment option.

[2]	(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). (2) Represents only the additional number of securities being registered. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-292419). (3) Pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions. (4) No additional registration fee is payable pursuant to Rule 457(g) under the Securities Act. (5) The Registrant previously registered securities having a proposed maximum aggregate offering price of $230,000,000 on its Registration Statement on Form S-1, as amended (File No. 333-292419), which was declared effective by the Securities and Exchange Commission on January 22, 2026. In accordance with Rule 462(b) under the Securities Act, an additional number of securities having a proposed maximum offering price of $46,000,000 is hereby registered, which includes securities issuable upon the exercise of the underwriters' over-allotment option.

[3]	(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). (2) Represents only the additional number of securities being registered. Does not include the securities that the Registrant previously registered on the Registration Statement on Form S-1 (File No. 333-292419). (3) Pursuant to Rule 416 under the Securities Act, there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share splits, share capitalizations or similar transactions. (4) No additional registration fee is payable pursuant to Rule 457(g) under the Securities Act. (5) The Registrant previously registered securities having a proposed maximum aggregate offering price of $230,000,000 on its Registration Statement on Form S-1, as amended (File No. 333-292419), which was declared effective by the Securities and Exchange Commission on January 22, 2026. In accordance with Rule 462(b) under the Securities Act, an additional number of securities having a proposed maximum offering price of $46,000,000 is hereby registered, which includes securities issuable upon the exercise of the underwriters' over-allotment option.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A